ACCESSOR FUNDS

ACCESSOR TOTAL RETURN FUND

SUPPLEMENT DATED October 13, 2009

TO THE

PROSPECTUS DATED MAY 1, 2009

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with such prospectus. Capitalized terms not defined herein should have the meanings set forth in the prospectus.

NOTICE OF LIQUIDATION OF

ACCESSOR TOTAL RETURN FUND

On September 25, 2009, the Board of Trustees of Forward Funds (the “Trust”) approved the liquidation of the Accessor Total Return Fund (the “Fund”) on December 1, 2009 (the “Liquidation Date”). On the Liquidation Date, the Fund will distribute pro rata to its respective shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate subject to ratification by the Board.

IN LIGHT OF THE PLANNED LIQUIDATION, SHARES OF THE ACCESSOR TOTAL RETURN FUND WILL NO LONGER BE OFFERED TO NEW INVESTORS OR EXISTING INVESTORS (EXCEPT THROUGH REINVESTED DIVIDENDS).